AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Agreement”) is dated as of September 20, 2007, between Gary C. Granoff (“Executive”), Ameritrans Capital Corporation (“Ameritrans”), and Elk Associates Funding Corporation (“Elk”) (collectively, Ameritrans and Elk are hereinafter referred to as the “Employer”).

WHEREAS, Executive is presently employed by Ameritrans as Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer pursuant to an Employment Agreement dated December 31, 2002, (the “2002 Agreement”); and

WHEREAS, Executive is presently employed by Elk as President, Chief Executive Officer and Chairman of the Board of Directors pursuant to the 2002 Agreement; and

WHEREAS, the Employer and Executive desire to restate and amend certain terms of the 2002 Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.

Employment of Executive.

Employer hereby agrees to employ Executive, and Executive hereby agrees to be and remain in the employ of Employer, upon the terms and conditions hereinafter set forth.

2.

Employment Period.

Subject to the earlier termination as provided in section 5, the term, of Executive’s employment under this Agreement shall be effective as of the date of execution hereof (the “Effective Date”), and shall continue until June 30, 2011 (the “Initial Employment Period”).  Unless Employer or Executive give notice of non-renewal at least six (6) months prior to the expiration of the Initial Employment Period, the term of this Agreement shall be extended for a one (1) year period beyond the end of the Initial Employment period on the same terms and conditions in effect under this Agreement at the time of extension and providing for an annual base salary equal to the Base Salary (as hereinafter defined) in effect at the time of renewal, plus an annual increase each year thereafter during the renewal term of the greater of (i) four percent (4%) or (ii) the increase in the consumer Price Index during each such year (the Initial Employment Period and all extensions thereof are hereafter referred to as the “Employment Period”).  Unless Employer or Executive give notice of non-renewal at least three (3) months prior to the expiration of the Employment Period (for any given one year extension), the term of this Agreement shall be extended for additional one (1) year periods beyond the end of the Employment Period on the same terms and conditions in effect under this Agreement at the time of extension and providing for an annual base salary equal to the Base Salary (as hereinafter defined) in effect at the time of renewal, plus an annual increase during the renewal year of the greater of (i) four percent (4%) or (ii) the increase in the Consumer Price Index during such year (the Initial Employment Period, the Employment Period and any extensions thereof are hereafter referred to as the “Employment Period”).  The parties agree that any Bonus (as hereinafter defined) payable during any renewal period shall be paid solely in the discretion of the Board of Directors of Employer (the “Board”).  If either Employer or Executive elects not to renew the Agreement by providing the other party with a notice of non-renewal, then the Agreement shall terminate on June 30, 2011, and the consulting agreement between Employer and Executive in the from attached hereto as Exhibit A (the “Consulting Agreement”), shall automatically become effective.

3.

Duties and Responsibilities.

3.1.

General

  During the Employment Period, Executive shall have the title of Chairman, CEO and CFO of Ameritrans and President, Chairman and CEO of Elk and shall have duties commensurate with his office and title of Ameritrans and Elk.  The Company may, in its discretion, employ a qualified person to be CFO, in which event Executive shall give up such duties thereafter; however, employment of a CFO other than Executive shall not reduce salary or benefits of Executive as set forth in Section  hereof.  Executive shall report directly to and take direction from the Board.  Executive understands that he will be required to work with and coordinate certain business activities with other executives of the Employer in connection with certain projects as directed by the Board.  Executive shall devote all of his business time and expend his best efforts, energies, and skills to the Employer’ provided, however, that (i) during the Employment Period, Executive shall be permitted to establish and report to an office located in any state in which a substantial amount of Employer's business is conducted, and (ii) Executive shall be allowed to devote such reasonable time as he deems necessary to his personal and family business matters and to fulfill his duties as a member of the Board of Trustees of George Washington University and as a member of the investment committee of the Board of Trustees, (iii)  Member of the Board of Trustees of Parker Jewish Institute and the Investment Committee of the Board of Trustees, and (iv) Executive shall be permitted to serve as an officer and director of, or as “of counsel” and shall devote only nominal time to Granoff, Walker & Forlenza PC (“GW&F”) so long as such time, attention and duties in (ii), (iii)and (iv) above, do not (A) interfere with his duties and responsibilities to Employer or (B) violate his obligations under Sections 7 and 8, herein, or any duty, consistent with his status with Employer, as he may be assigned from time to  time by the Board.

4.

Compensation and Related Matters.

4.1.

Base Salary

.  From the Effective Date through June 30, 2008, Employee shall be paid at the annual rate of $372,800 which includes the minimum bonus referred to in the 2002 Agreement.  Such annual rate shall be paid in monthly installments of $31,400.  Commencing July 1, 2008, during the Employment Period, (each such fiscal year, an “Employment Year”), Employer shall pay to Executive a base salary equal to $376,275 for the first Employment Year, $391,325 for the second Employment Year, and $406,975 for the third Employment Year (with respect to each Employment Year, the “Base Salary”).  The Base Salary shall be payable in accordance with the normal payroll procedures of Employer.

4.2.

Annual Bonus

  For each fiscal year during the Employment Period (each, a “Bonus Year”), Executive shall be eligible to receive a bonus based on the achievement of corporate and/or individual performance objectives set by the Board for such bonus Year (a “Bonus”), which Bonus shall not be less than $15,000 for each Bonus year during the Initial Employment period, payable monthly in arrears, and thereafter, if this Agreement is extended for additional one (1) year periods, at the discretion of the Board.  The Bonus for each Bonus Year shall be payable promptly following the determination of the Board thereof, but in no even later than 45 days after the end of such year.

4.3.

Other Benefits

.  During the Employment Period, subject to, and to the extent Executive is eligible under their respective terms, Executive shall be entitled to receive up to an aggregate of $49,300 allocated by Executive as he shall determine in his sole discretion for the following: (i) reimbursement of Executive for the cost of the annual premiums on life insurance on Executive’s life, (ii) the lease of a car, (iii) parking for Executive’s automobile in Manhattan, (iv) tolls and gas for the automobile in connection with commuting to work, (v) automobile insurance for one car (vi) use of a cell phone and home telephone for business purposes, (vii) reimbursement for the premium on Executive’s disability or long-term care policy, (viii) reimbursement of a portion of Executive’s country club dues. In addition, the Company shall pay the Executives family medical health insurance premiums under the Company's current plan or future plans of equivalent scope and benefit, plus any increases that may arise in future years.  Employer will also make regular contributions to Executive’s SEP IRA account equal to 15% of Executive Base Salary and Bonus, subject to limitations under the plan and reimburse Executive for expenses incurred in connection with travel, meals, and incidentals relating to activities as a trustee of The George Washington University and the Parker Jewish Institute.

4.4.

Expenses Reimbursement

.  Employer shall reimburse Executive for all business expenses reasonably incurred by him in the performance of his duties under this Agreement upon his presentation of signed and itemized accounts of such expenditures, all in accordance with Employer’s procedures and policies as adopted and in effect from time to time and applicable to its senior management employees.

4.5.

Vacations

.  Executive shall be entitled to 30 business days vacation for each calendar year during the Employment period, which vacations shall be taken at such time or times as shall not unreasonably interfere with Executive’s performance of his duties under this Agreement.  Time spent on services performed as a trustee shall be considered business-related.

4.6.

Stock Options

  In order to provide further incentive to Executive and align the interests of Executive with those of the stockholders of Employer, Employer shall grant to Executive, from time to time, options to purchase shares of common stock of Employer (the "Common Stock"), in an amount determined by the Company's board of directors or committee thereof, as the case may be.  The options shall be granted pursuant to the Employer's existing Stock Option Plan consistent with the terms and conditions therein.  The options shall have such other terms and conditions as set forth in a stock option agreement.  Employer shall use reasonable efforts to register the sale of Common Stock underlying the option granted to Executive pursuant to a Registration Statement on Form S-8, provided that Form S-8 is available to Employer under the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission at the time Executive exercises such options.

4.7.

Office Space: Resources

.  Employer shall provide Executive with sufficient office space, furnishings, equipment, computer resources, and supplies considered reasonable and necessary for Executive to carry out his duties.

4.8.

Life Insurance.  Upon non-renewal of this Agreement, or termination for any reason Employer shall assign to Executive, or his assigns, that certain William Penn Universal Life Insurance Policy, inclusive of the then current cash account; except that if Executive is terminated for Cause pursuant to Section 5.2, Employer shall assign to Executive, or his assigns, that certain William Penn Universal Life Insurance Policy, provided that Executive reimburses Employer for the then current cash account under the policy.

5.

Termination of Employment Period.

5.1.

Termination Without Cause: Voluntary Termination by Executive

.  Employer may, by notice to Executive at any time during the Employment Period, terminate the Employment Period without Cause (as defined below).  The effective date of such termination of Executive from Employer shall be the date that is thirty (30) days following the date on which such notice is given, except as otherwise specifically provided herein.  Executive may, by notice to Employer at any time during the Employment Period, voluntarily resign from Employer and terminate the Employment Period.  The effective date of such termination of Executive from Employer shall be the date that is thirty (30) days following the date on which such notice is given.

5.2.

By Employer for Cause

.  Employer may, at any time during the Employment Period, by notice to Executive, terminate the Employment period for “Cause.”  As used herein, “Cause” shall mean (i) fraud or acts of gross negligence or gross misconduct on the part of Executive in the course of his employment, (ii) substantial and continued failure by Executive to perform his duties hereunder, (iii) use of alcohol by Executive or his illegal use of drugs (including narcotics, (which in either case is, or could reasonably be expected to become, materially injurious to the reputation or business of Employer or which impairs, or could reasonably be expected to impair, the performance of Executive’s duties hereunder, (iv) Executive’s conviction by a court of competent jurisdiction of, or pleading “guilty” or “no contest” to, (x) a felony, or (y) any other criminal charge (other than minor traffic violations) which has or could reasonably be expected to have a material adverse impact on Employer’s reputation and standing in the community, or (v) Executive’s violation of any of the provisions of Sections 7 or 8 herein.  Any notice given by Employer pursuant to this Section 5.2 shall specify in writing in reasonable detail the event or the nature of Executive’s action or inaction that is the cause for giving such notice.  Executive will have 30 days to cure, to the reasonable satisfaction of employer, any action or inaction charged by Employer for Cause under (ii) or (v), above, the Employment period shall terminate immediately upon notice by Employer of termination for Cause and the reason therefore, unless such actions or inactions can be cured and Executive has satisfactorily cured such actions or inactions.

5.3.

By Executive for Good Reason

.

(a)

Executive may, at any time during the Employment period by notice to Employer, terminate the Employment period under this Agreement for “Good Reason” (as defined below).  For the purposes hereof, Executive shall have “Good Reason” to terminate employment with Employer on account of any of the following events without Executive’s consent:  (i) any reduction in the Base Salary; (ii) the failure of Employer to provide employee benefits consistent with Section 4.3, herein; (iii) any requirement by Employer that Executive report to anyone other than the Board; or (iv) a “Change in Control” (as defined below); provided, however, that the circumstances set forth in this Section 5.3 shall not be Good Reason if within 30 days of notice by Executive to Employer, Employer cures such circumstances.  The effective date of such termination of Executive from Employer shall be the date that is thirty (30) days following the date on which such notice is given.

(b)

For purposes of this Section 5.3, a “Change in Control” shall be deemed to have taken place if any “Person) (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of Employer’s then outstanding securities eligible to vote for the election of the Board (the “voting Securities”);’ provided, however, that the event described in this paragraph (b) shall not be deemed to be a change in Control by virtue of any of the following acquisitions:  (i) any Employer or any subsidiary of employer in which Employer owns more than 50% of the combined voting power of such entity (a “Subsidiary”), (ii) by any employee benefit plan (or related trust) sponsored or maintained by Employer or any Subsidiary, (iii) by any underwriter temporarily holding Employer’s Voting Securities pursuant to an offering of such Voting Securities, or (vi) pursuant to any acquisition by Executive or any group or persons including Executive (or any entity controlled by Executive or any group of persons including Executive).

0.1.

Disability

.  During the Employment Period, if, as a result of physical or mental incapacity or infirmity, Executive shall be unable to perform his duties under this Agreement for (i) a continuous period of at least 180 days, or (ii) periods aggregating at least 180 days during any period of 12 consecutive months (each, a “Disability Period”), and at the end of the Disability Period there is no reasonable probability that Executive can promptly resume his duties hereunder, Executive shall be deemed disabled (the “Disability”) and Employer, by notice to Executive, shall have the right to terminate the Employment Period for Disability at, as of, or after the end of the Disability Period.  The existence of the Disability shall be determined by a reputable, licensed physician selected by Executive in good faith, whose determination shall be final and binding on the parties.  Executive shall cooperate in all reasonable respects to enable an examination to be made by such physician.

0.2.

Death

.  The Employment period shall end on the date of Executive’s death.

0.3.

Any termination under this Section 5 shall act as a notice of non-renewal of this Agreement pursuant to Section 2 herein.

1.

Termination Compensation

1.1.

Termination Without Cause by Employer

.  If the Employment Period is terminated by Employer without Cause pursuant to the provisions of Section 5.1 hereof, Employer will pay to Executive a lump-sum payment in an amount equal to (i) Executive’s Base Salary through the date of termination and an amount equal to the sum of the Base Salary multiplied by the number of years (and fractional portions thereof) remaining in the Employment Period, and (ii) an amount equal to all of the consulting fees payable under the terms of the consulting agreement entered into by and between Employer and Executive, (the “Consulting Agreement”) (the sum of (i) and (ii), collectively, shall hereinafter be referred to as the “Severance Payment); provided, however, the Severance Payment shall not be less than an amount equal to two (2) years of the Executive’s Base Salary as in effect at the time this Agreement is terminated as provided herein, plus the Bonus paid for the most recent Bonus Year.  In calculating the Severance Payment, such payment shall include any adjustments in the Base Salary (as set forth in Section 4.1) that would have occurred during the remainder of the Employment Period, had Executive’s employment not been terminated.  Employer shall have the obligation to continue the benefits provided for in Section 4 past the date of termination through the balance of the Employment Period remaining at the time of termination.

1.2.

Termination by Executive for Good Reason

.  If the Employment Period is terminated by Executive for Good Reason pursuant to the provisions of Section 5.3, hereof, Employer will pay to Executive in a lump-sum the Severance Payment, as set forth in Section 6.1, hereof; provided, however, the Severance Payment shall not be less than an amount equal to three (3) years of the Executive’s Base Salary, as in effect at the time this Agreement is terminated as provided herein, plus the Bonus for the most recent Bonus Year.

1.3.

Notice of Non-Renewal by either Employer or Executive; or Voluntary Termination by Executive

.  If the Employment Period terminates due to (i) notice of non-renewal from Employer or Executive prior to the expiration of the Initial Employment Period or (ii) due to the voluntary resignation of Executive at any time during the Employment Period, then upon the occurrence of such event, the consulting Agreement shall automatically become effective.

1.4.

Certain Other Terminations

.  If the Employment period is terminated by Employer on account of Executive’s Disability pursuant to the provisions of Section 5.4, or by death, pursuant to the provisions of Section 5.5, Employer shall pay to Executive, within thirty (30) calendar days of the date of termination, Executive’s Base Salary through the date of termination.  Provided the date of termination under Section 5.4, or 5.5 is after the end of a calendar year for which a Bonus is payable, but prior to the date of payment, Employer shall also pay to Executive or Executive’s representatives, as the case may be, when due pursuant to provisions of Section 4.2 hereof, the Bonus for such Bonus Year.  In the event that the Employment period is terminated by Employer on account of Disability pursuant to the provisions of Section 5.4 or on account of death pursuant to the provisions of Section 5.5 and provided Executive has been employed for at least six months during the Bonus Year of termination, Employer shall also pay to Executive a portion of the bonus for the Bonus Year of termination prorated through the date of termination.  Employer shall have no obligation to continue any other benefits provided for in Section 4 past the date of termination.

1.5.

Payment; No Other Termination Compensation

.  Any payment pursuant to this Section 6, with respect to which a payment date has not otherwise been specified, shall be made in a lump sum within ten (10) business days following the date of such termination.

2.

Confidentiality.

Unless otherwise required by law or judicial process, Executive shall retain in confidence during the Employment Period and after termination of Executive’s employment with Employer pursuant to this Agreement all confidential information known to Executive concerning Employer and its businesses.  The obligations of Executive pursuant to this Section 7 shall survive the expiration or termination of this Agreement.

3.

Noncompetition.

As a result of his employment with the Company and his knowledge of the Company’s business, customer relationships and/or know-how, the Executive agrees that he will not, during his employment with the Company, without the prior written consent of the Company, enter into any competitive business, employment or endeavor or in any way to enter the employ of, consult for, or own, directly or indirectly, any interests in any person or entity engaged in any business in which the Company or any of its subsidiaries is engaged, or otherwise compete, directly or indirectly, with the Company or any of its subsidiaries in any manner ("Competitive Activity").  Notwithstanding any provision contained in this Section 8 to the contrary, Competitive Activity shall exclude those activities related to personal and family business as described in Section 3.1, as such activities existed on the date hereof.

4.

Nonsolicitation.

During the Employment Period and for a period of one year thereafter (the “Nonsolicitation Period”), Executive shall not directly or indirectly solicit to enter into the employ of any other entity that is competitive with the Employer’s then lines of business, or hire, any of the employees of Employer.  During the Employment Period, and for a period of one year thereafter, Executive shall not, directly or indirectly, solicit, hire, or take away or attempt to solicit, hire, or take away (i) any customer or client of Employer (ii) any former customer or client (that is, any customer or client who ceased to do business with Employer during the three (3) years immediately preceding such date) of Employer’s prior written consent.  The obligations of Executive pursuant to this Section 9 shall survive the expiration or termination of this Agreement.

5.

Successors; Binding Agreement.

This Agreement and all rights of Executive hereunder shall inure to the benefit of and be enforceable by Executive and Executive’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devises, and legatees.  If Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to executive’s devisee, legatee, or other beneficiary or, if there be no such beneficiary, to Executive’s estate.

6.

Survivorship.

The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

7.

Miscellaneous.

7.1.

Notices

.  Any notice, consent, or authorization required or permitted to be given pursuant to this Agreement shall be in writing and sent to the party for or to whom intended, at the address of such party set forth below, by registered or certified mail, postage paid (deemed given five days after deposit in the U.S. mails) or personally delivered or sent by facsimile transmission (deemed given upon receipt), or at such other address as either party shall designate by notice given to the other in the manner provided herein.

If to Employer

Ameritrans Capital Corporation

Elk Associates Funding Corporation

747 Third Avenue, 4th Floor

New York, New York 10017

Attn:

If to Executive

Mr. Gary Granoff

Home address on file with Company

7.2.

Taxes

  Employer is authorized to withhold (from any compensation or benefits payable hereunder to Executive) such amounts for income tax, social security, unemployment compensation, and other taxes as shall be necessary or appropriate in the reasonable judgment of Employer to comply with applicable laws and regulations.

7.3.

Governing Law

.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without reference to the principles of conflicts of laws therein.

7.4.

Arbitration

.  Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in the city in which Employer’s main corporate headquarters is then located in accordance with the rules of the American Arbitration association then in effect.  Judgment may be entered on the arbitration award in any court having jurisdiction.

7.5.

Headings

.  All descriptive headings in this Agreement are inserted for convenience only, and shall be disregarded in construing or applying any provisions of this Agreement.

7.6.

Counterparts

.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, together shall constitute one and the same instrument.

7.7.

Severability

.  If any provision of this Agreement, or any part thereof, is held to be unenforceable, the remainder of such provision and this Agreement, as the case may be, shall nevertheless remain in full force and effect.

7.8.

Entire Agreement and Representation

.  This Agreement contains the entire agreement and understanding between Employer and Executive with respect to the subject matter hereof.  No representations or warranties of any kind or nature relating to Employer or its several businesses, or relating to Employer’s assets, liabilities, operations, future plans, or prospects have been made by or on behalf of Employer to Executive.  This Agreement supersedes any prior agreement between the parties relating to the subject matter hereof.

7.9.

Termination of 2002 Agreement

.  The Employer and Executive hereby, acknowledge that this Agreement is an amendment and restatement of the agreement entered into December 31, 2002 (the “2002 Agreement”) and supersedes such 2002 Agreement.  Both Employer and Executive hereby relinquish any and all rights they may have resulting from the amendment and restatement of the 2002 Agreement.

7.10.

Validity

.  The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision or provisions of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement is held to be invalid, void, or unenforceable in any jurisdiction, any court or arbitrator so holding shall substitute a valid, enforceable provision that preserves, to the maximum lawful extent, the terms and intent of such provisions of this Agreement.  If any of the provisions of, or covenants contained in, this Agreement are hereafter construed to be invalid or unenforceable in any jurisdiction, the same shall not affect the remainder of the provisions or the enforceability thereof in any other jurisdiction, which shall be given full force and effect, without regard to the invalidity or unenforceability is such other jurisdiction.  Any such holding shall affect such provision of this Agreement, solely as to that jurisdiction, without rendering that or any other provisions of this Agreement, solely as to that jurisdiction, without rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction.  If any covenant should be deemed invalid, illegal, or unenforceable because its scope is considered excessive, such covenant will be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal, and enforceable.

IN WITNESS WHEREOF, the parties here to have executed this Agreement as of the date first above written.

AMERITRANS CAPITAL CORPORATION

By:

Michael Feinsod, President

ELK ASSOCIATES FUNDING ORPORATION

By:

Ellen Walker, Executive Vice President

EXECUTIVE

Gary C. Granoff

w:\ameritrans\agreements\final gcg employment agreement september 20, 2007.doc

AMENDED AND RESTATED CONSULTING AGREEMENT

This AMENDED AND RESTATED CONSULTING AGREEMENT (this “Agreement”) is dated as of ________________ 2007, between Gary C. Granoff (“Consultant”), Ameritrans Capital Corporation (“Ameritrans”), and Elk Associates Funding Corporation (“Elk”) (collectively, Ameritrans and Elk are hereinafter referred to as the “Company).

WHEREAS, Consultant entered into a consulting agreement with the Company dated as of December 31, 2002, (“2002 Consulting Agreement”); and

WHEREAS, Consultant and the Company desire to restate and amend certain terms of the 2002 Consulting Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agrees as follows;

1.

ENGAGEMENT

The Company hereby engages and retains Consultant to perform the Services (as that terms is hereinafter defined), and Consultant hereby accepts such appointment on the terms and subject to the conditions hereinafter set forth and agrees to use his best efforts in providing such Services.

2.

INDEPENDENT CONTRACTOR

Consultant shall be, and in all respects be deemed to be, an independent contractor in the performance of his duties hereunder, any law of any jurisdiction to the contrary notwithstanding. Consultant shall not, by reason of this Agreement or the performance of the Services, be or be deemed to be, an employee or agent of the Company, and Consultant shall have no power to enter into any agreement on behalf of, or otherwise bind the Company.  Without limiting the foregoing, Consultant shall not enter into any contract or commitment on behalf of the Company without the Company’s prior written consent.

3.

COMMENCEMENT AND TERM

3.1.

Commencement

.  This Agreement shall not be effective and shall not commence unless and until the Amended and Restated Employment Agreement between the Company and Consultant dated September 20, 2007 (the “Employment Agreement”), is terminated due to (i) the voluntary resignation of Consultant from his employment pursuant to Section 5.1 of the Employment Agreement or (ii) a notice of non-renewal from the Company or Consultant pursuant to Section 2 of the Employment Agreement.

3.2.

Term

.  Provided the Employment Agreement is terminated pursuant to clauses (i) or (ii) of Section 3.1, above, this Agreement shall commence upon the date of termination of the Employment Agreement (the “Commencement Date”), and shall continue for a period of two (2) years (the “Consulting Period”).

4.

SERVICES

4.1.

Consultant agrees to provide the following services, hereinafter collectively referred to as the “Services”:

Serve as business consultant for the Company, which shall include, but not be limited to, general advice and consultation regarding the business and operations of the Company, investor relations, and providing assistance in setting the business direction and strategic objectives of the Company.

4.2.

Best Efforts

.  Consultant shall devote such time and effort as he deems commercially reasonable under the circumstances to the affairs of the Company as is reasonable and adequate to render the consulting services contemplated by this Agreement; provided, however, in no event shall Consultant be required to devote more than half-time or twenty (20) hours per week to the performance of the Services.  It is further understood and agreed by the parties that Consultant shall make himself available, and the non-use of Consultant by the Company shall in no manner affect the Company’s obligations to make the payments provided hereunder.

5.

COMPENSATION AND RELATED MATTERS

5.1.

Compensation

.  In consideration for his availability and/or providing the Services, Consultant shall be paid an amount equal to one-half (½) of the sum of (i) Consultant’s monthly Base Salary that was in effect at the time the Employment Agreement was terminated, and (ii) the most recent Bonus paid under the terms of the Employment Agreement prior to its termination.  All capitalized financial terms having the meanings defined in the Employment Agreement are herein incorporated by reference.

5.2.

Other Benefits

.  During the Consulting Period, subject to and to the extent Consultant is eligible, Consultant shall be entitled to receive fifty percent (50%) of the benefits, set forth in Section 4.3 of the Employment Agreement, that Consultant was receiving from the Company at the time of termination of the Employment Agreement and at the levels in effect at the time of such termination, except for the following, to which Consultant shall be entitled to the same extent as under the Employment Agreement, (i) premiums on disability or long-term care insurance not to exceed $5,500 per annum, (ii) husband and wife medical coverage, and (iii) the contributions to Consultant’s SEP IRA, which shall continue at up to 15% of Consultant’s fee compensation.

5.3.

Expense Reimbursement

.  The Company shall reimburse Consultant for all business expenses reasonably incurred by him in the performance of his duties under this Agreement in accordance with the Company’s procedures and policies as adopted and in effect from time to time and applicable to its senior management employees.

6.

TERMINATION

6.1.

Voluntary Termination by Consultant

.  Consultant may, by notice to the Company at any time during the Consulting Period, upon thirty (30) days’ prior written notice, terminate this Agreement.

6.2.

By the Company for Cause

.  The Company may, at any time during the Consulting Period, by notice to Consultant, terminate this Consulting Agreement for “Cause.”  As used herein, “Cause” shall mean (i) incompetence, fraud, personal dishonesty, defalcation, or acts of gross negligence or gross misconduct on the part of Consultant, (ii) substantial and continued failure by Consultant to perform the Services, (iii) Consultant’s conviction by a court of competent jurisdiction of, or pleading “guilty” or “no contest” to, (x) a felony, or (y) any other criminal charge (other than minor traffic violations) which has or could reasonably be expected to have a material adverse impact on the Company’s reputation and standing in the community, or (iv) Consultant’s violation of any of the provisions of Section 8 herein.  Any notice given by the Company pursuant to this Section 6.2 shall specify in writing in reasonable detail the even or the nature of Consultant’s action or inaction that is the cause for giving such notice.  Consultant will have 30 days to cure, to the reasonable satisfaction of the Company, any action or inaction charged by the Company for Cause under (ii) above.  In the event of a termination of the Consulting Period for Cause under (i), (iii), or (iv), above, the Consulting Period shall terminate immediately upon notice by the Company of termination for Cause and the reason therefore, unless such actions inactions can be cured and Consultant has satisfactorily cured such actions or inactions.

7.

TERMINATION COMPENSATION

7.1.

Termination by Consultant

.  If consultant terminates this Agreement in accordance with Section 6.1 or Section 6.2, the Company shall pay to Consultant, within thirty (30) calendar days of the date of termination, Consultant’s fee through the date of termination.

7.2.

Certain Other Terminations

.  If the Consulting Period is terminated by the Company for Cause pursuant to the provisions of Section 6.2, the Company shall pay to Consultant, within thirty (30) calendar days of the date of termination, Consultant’s Fee through the date of termination.

8.

CONFIDENTIALITY

Unless otherwise required by law or judicial process, Consultant shall retain in confidence during the Consulting Period and after termination of this Agreement all confidential information known to Consultant concerning the Company and its businesses.  The obligations of Consultant pursuant to this Section 8 shall survive the expiration or termination of this Agreement.

9.

NONCOMPETITION

Consultant shall not directly or indirectly, whether by way of employment, consulting, advising, ownership, partnership, joint venture, or other method, engage in any Competitive Activity (as defined below) during the Consulting period.  “Competitive Activity” shall exclude those activities described in Section 3 of the Employment Agreement and shall include business activity which is the same as or substantially similar to or is or would be competitive with the business activity in which the Company is engaged during the Consulting Period.  Consultant shall not be restricted in any way in engaging in the practice of law as an attorney at law.

10.

NONSOLICITATION

During the Consulting Period and for a period of one year thereafter (the “Nonsolicitation Period”), Consultant shall not directly or indirectly solicit to enter into the employ of any other entity that directly or indirectly competes with the Company, or hire, any of the employees of the Company.  During the Consulting Period, and for a period of one year thereafter, Consultant shall not, directly or indirectly, solicit, hire, or take away or attempt to solicit, hire, or take away (i) any customer or client of the Company or (ii) any former customer or client (that is, any customer client who ceased to do business with the Company during the three (3) years immediately preceding such date) of the Company or encourage any customer or client of the Company to terminate its relationship with the Company without the Company’s prior written consent.  The obligations of Consultant pursuant to this Section 10 shall survive the expiration or termination of this Agreement.

11.

SUCCESSORS; BINDING AGREEMENT

This Agreement and all rights of Consultant hereunder shall inure to the benefit of and be enforceable by Consultant and Consultant’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees.  If Consultant should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Consultant’s devisee, legatee, or other beneficiary or, if there be no such beneficiary, to Consultant’s estate.

12.

SURVIVORSHIP

The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

13.

MISCELLANEOUS

13.1.

Notices

.  Any notice, consent, or authorization required or permitted to be given pursuant to this Agreement shall be in writing and sent to the party for or to whom intended, at the address of such party set forth below, be registered or certified mail, postage paid (deemed given five days after deposit in the U.S. mails) or personally delivered or sent by facsimile transmissions (deemed given upon receipt), or at such other address as either party shall designate by notice given to the other in the manner provided herein.

If to the Company:

Ameritrans Capital Corporation

Elk Associates Funding Corporation

747 Third Avenue. 4th Floor

New York, New York, 10017

If to Consultant:

Mr. Gary Granoff

Home address on file with the Company

13.2.

Governing Law

.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without reference to the principles of conflicts of laws therein.

13.3.

Arbitration

.  Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in the city in which the Company’s main corporate headquarters is then located in accordance with the rules of the American Arbitration Association then in effect.  Judgment may be entered on the arbitration award in any court having jurisdiction.

13.4.

Heading

.  All descriptive headings in this Agreement are inserted for convenience only, and shall be disregarded in construing or applying any provision of this Agreement.

13.5.

Counterparts

.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, together, shall constitute one and the same instrument.

13.6.

Severability

.  If any provision of this Agreement, or any part thereof, is held to be unenforceable, the remainder of such provision and this Agreement, as the case may be, shall nevertheless remain in full force and effect.

13.7.

Entire Agreement and Representation

.  This Agreement and the Employment Agreement contain the entire agreement and understanding between the Company and Consultant with respect to the subject matter hereof.  No representations or warranties of any kind or nature relating to the Company or its several businesses, or relating to the Company’s assets, liabilities, operations, future plans, or prospects have been made by or on behalf of the Company to Consultant.

13.8.

Termination of 2002 Consulting Agreement

.  The Company and the Consultant hereby acknowledge that this Agreement is an amendment and restatement of the 2002 Consulting Agreement, and as such, supersedes the 2002 Consulting Agreement.  Both the Company and the Consultant hereby relinquish any and all rights they may have resulting from the amendment and restatement of the 2002 Consulting Agreement.

13.9.

Validity

.  The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision or provisions of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement is held to be invalid, void, or unenforceable in any jurisdiction, any court or arbitrator so holding shall substitute a valid, enforceable provision that preserves, to the maximum lawful extent, the terms and intent of such provisions of this Agreement.  If any of the provisions of, or covenants contained in, this Agreement are hereafter construed to be invalid or unenforceable in any jurisdiction, the same shall not affect the remainder of the provisions or the enforceability thereof in any other jurisdiction, without rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction.  If any covenant should be deemed invalid, illegal, or unenforceable because its scope is considered excessive, such covenant will be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal, and enforceable.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AMERITRANS CAPITAL CORPORATION

By:

Michael Feinsod, President

ELK ASSOCIATES FUNDING ORPORATION

By:

Ellen Walker, Executive Vice President

CONSULTANT

Gary C. Granoff

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